Exhibit 10.3

SECOND AMENDMENT OF LEASE

Amendment dated as of July 10, 2015, between 135 FIFTH AVENUE, LLC having an office at 441 Lexington Avenue, New York, New York 10017 ("Landlord"), and ALGODON WINES & LUXURY DEVELOPMENT GROUP, INC. (formerly known as Diversified Biotech Holdings Corp.) ("Tenant"), having an office at 135 Fifth Avenue, New York, New York 10010

WITNESSETH:

WHEREAS, Landlord and Tenant are parties to a certain lease dated as of July 1, 2006, as amended by agreement dated September 1, 2010 (hereinafter called the "Lease") for the entire tenth floor, in the building known as 135 Fifth Avenue, New York, New York as more particularly described in the Lease, and

WHEREAS, the parties hereto desire to amend the Lease upon the terms, covenants and conditions hereinafter provided;

NOW, THEREFORE, for value received, the parties agree as follows:

1.	Effective as of September 1, 2015, the following paragraphs listed below of Article 41 of the Lease shall be deleted and replaced with the following paragraphs:

(b)	"Annual Rent" shall mean $217,800.

(c)	"Annual Rent Increase Date" shall mean September 1, 2016.

(n)	"Security Deposit" shall mean $61,284. Accordingly, Tenant is depositing with Landlord, upon execution hereof, $22,284, which together with the previously deposited funds, shall total the Security Deposit.

(o)	"Tax Base Year" shall mean the twelve month period from July 1, 2015 to June 30, 2016.

(q)	"Term" shall mean the term of this Lease as extended by this Amendment for a period of five years commencing September 1, 2015 and ending August 31, 2020.

(s)	"Water Charge" shall mean $150.

2.	Except as herein modified and amended, the Lease is hereby ratified and confirmed.

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.

TENANT:
ALGODON WINES & LUXURY DEVELOPMENT GROUP, INC.

By signature below, Guarantor consents to this Amendment and agrees that the previously executed Guaranty of ease applies to the Lease as amended hereby

Scott L. Mathis